UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2011

MANHATTAN BANCORP

(Exact name of registrant as specified in its charter)

California	000-54116	20-5344927
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2141 Rosecrans Avenue, Suite 1100 El Segundo, California	90245
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 606-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01.                                          Entry into a Material Definitive Agreement.

Agreement and Plan of Merger and Reorganization

On November 21, 2011, Manhattan Bancorp, a California corporation (the “Company”), and its wholly-owned subsidiary, Bank of Manhattan, N.A., a national banking association (“Bank of Manhattan”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with Professional Business Bank, a California chartered commercial bank (“PBB”), CGB Holdings, Inc., a Delaware corporation (“CGBH”), and Carpenter Fund Manager GP, LLC, a Delaware limited liability company (“Fund Manager”), pursuant to which, on the terms and subject to the conditions set forth in the Merger Agreement, PBB will merge with and into Bank of Manhattan with Bank of Manhattan continuing as the surviving institution (the “Merger”).  As of November 21, 2011, CGBH beneficially owned approximately 92% of the issued and outstanding common stock of PBB (“PBB Common Stock”), and Fund Manager, which is the general partner of Carpenter Community BancFund, L.P., Carpenter Community BancFund-A, L.P. and Carpenter Community BancFund-CA, L.P. (the “Funds”), beneficially owned 100% of the issued and outstanding common stock of CGBH and approximately 44% of the issued and outstanding common stock of the Company (“Company Common Stock”).

Under the terms of the Merger Agreement, each outstanding share of PBB Common Stock (other than shares as to which statutory dissenters’ rights have been exercised) will be converted into the right to receive a number of shares of Company Common Stock having an aggregate book value per share as of the last day of the month preceding the month in which the closing of the Merger occurs (the “Determination Date”) equal to the book value per share of the PBB Common Stock as of the Determination Date.  Based on the book value per share of the PBB Common Stock and Company Common Stock at September 30, 2011, if the Merger had closed in October 2011, each outstanding share of PBB Common Stock would have been converted into the right to receive 1.5740 shares of Company Common Stock, which would have resulted in the former PBB shareholders owning approximately 64% of the Company Common Stock after the Merger.

The Merger Agreement contains customary representations and warranties from the Company, Bank of Manhattan, PBB and CGBH, and each party has agreed to customary covenants, including, among others, covenants relating to (1) the conduct of each such party’s respective business during the interim period between the execution of the Merger Agreement and the closing of the Merger, (2) the Company’s and PBB’s mutual obligations to facilitate their shareholders’ consideration of, and voting upon, the approval of the Merger, including the preparation and filing with the Securities and Exchange Commission (the “SEC”) of a joint proxy statement/prospectus relating to the shareholders meetings of the Company and PBB to approve the Merger (the “Proxy Statement”) and the filing with the SEC by the Company of a registration statement on Form S-4 in which the Proxy Statement will be included as a prospectus, and (3) subject to certain exceptions, the recommendation by the board of directors of the Company in favor of the approval by its shareholders of the Merger Agreement and the transactions contemplated thereby.  The Company also has agreed not to (1) solicit proposals relating to alternative business combination transactions or (2) subject to certain exceptions, enter into any discussions or any agreement concerning any proposals for alternative business combination transactions.

Completion of the Merger is subject to certain customary conditions, including (1) approval of the Merger Agreement by the shareholders of each of the Company and PBB, (2) receipt of required regulatory approvals, and (3) the absence of any law or order prohibiting the consummation of the Merger.  Each party’s obligation to complete the Merger also is subject to certain additional customary conditions, including (1) subject to certain exceptions, the accuracy of the representations and warranties of the other parties, (2) performance in all material respects by the other parties of their obligations under the Merger Agreement, (3) the failure to occur of a Material Adverse Effect (as such term is defined in the Merger Agreement), and (4) receipt by both the Company and PBB of a fairness opinion by a nationally recognized investment banking firm, stating that the Exchange Ratio (as such term is defined in the Merger Agreement) is fair to the shareholders of each from a financial point of view.

The Merger Agreement provides certain termination rights for the Company, Bank of Manhattan, PBB, CGBH and Fund Manager, and further provides that upon termination of the Merger Agreement under certain circumstances, the Company will be obligated to pay PBB a termination fee of $300,000 and reimburse PBB for all expenses incurred by it in connection with the Merger Agreement and the transactions contemplated thereby in an amount not to exceed $450,000.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated by reference herein.  The Merger Agreement has been attached as an exhibit to this report in order to provide investors and security holders with information regarding its terms.  It is not intended to provide any other financial information about the Company, Bank of Manhattan, PBB, CGBH, Fund Manager or their respective subsidiaries and affiliates.  The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, are solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors.  Investors should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, Bank of Manhattan, PBB, CGBH, Fund Manager or any of their respective subsidiaries or affiliates.  Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company.

Amendment to the Credit Agreement

On November 21, 2011, in connection with its entry into the Merger Agreement, the Company entered into a First Amendment to Credit Agreement (the “Amendment”) with Carpenter Fund Management Company, LLC, as administrative agent (“Agent”), and Carpenter Community Bancfund, L.P. and Carpenter Community Bancfund-A, L.P., as lenders (the “Lenders”), which amends that certain Credit Agreement dated as of July 25, 2011 (the “Credit Agreement”).  The Amendment provides for the following changes to the Credit Agreement, which took effect upon execution of the Amendment: (1) an omnibus amendment to allow the Company and its subsidiaries to enter into the Merger Agreement and consummate the Merger; and (2) the reduction of the consolidated net worth requirement of the Company from $18 million to $16 million.

The Amendment also provides for the following changes to the Credit Agreement, which will take effect upon closing of the Merger: (1) the elimination of the first priority pledge of all equity interests of Bank of Manhattan in favor of the Agent on behalf of the Lenders, which had previously been made by the Company pursuant to the Credit Agreement and that certain Stock Pledge and Security Agreement dated as of July 25, 2011; (2) the elimination of a right previously given to the Agent, its designees or affiliates to purchase any securities not otherwise subscribed for or purchased by other investors in a public offering or private placement of shares of Company Common Stock or other securities; (3) the modification of a prohibition against the acquisition or lease exceeding $200,000 in any fiscal year of real property by the Company or any subsidiary of the Company to enable the Company to acquire real property and assume real property leases in connection with the Merger; and (4) the elimination of a restriction placed upon the Company’s issuance or sale of any shares of Company Common Stock, or other securities representing the right to acquire shares of Company Common Stock, representing more than 4.9% of the issued and outstanding shares of the Company, or any shares of preferred stock other than pursuant to the Small Business Lending Fund.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Important Additional Information

The Company intends to file a registration statement with the SEC under the Securities Act of 1933, as amended, which will contain the Proxy Statement and a prospectus of the Company with respect to the Merger. The parties also intend to file other relevant materials with the SEC.  Shareholders of the Company, PBB and other investors are urged to read the registration statement and Proxy Statement, as well as any amendments or supplements to the registration statement or Proxy Statement, because those documents will contain important information.  Upon filing with the SEC, the registration statement and Proxy Statement will be available free of charge on the SEC’s website at http://www.sec.gov.  The Proxy Statement and other documents filed by the Company with the SEC may also be obtained free of charge on the Company’s website at www.thebankofmanhattan.com/about/investor (although information available on the website is not a part of this filing).  The Company and PBB will provide, without charge, copies of the Proxy Statement, and any SEC filings incorporated by reference into the Proxy Statement, upon request as follows: Manhattan Bancorp, Attention Corporate Secretary, 2141 Rosecrans Avenue, Suite 1160, El Segundo, California 90245; and Professional Business Bank, Attention Corporate Secretary, 199 South Los Robles Avenue, Suite 130, Pasadena, California 91101.

The Company, Bank of Manhattan, PBB, CGBH, Fund Manager and their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of the Company and PBB with respect to the proposed transaction.  Information about the Company’s directors and executive officers and their ownership of the Company Common Stock is in the Company’s definitive proxy statement on Schedule 14A for the Company’s 2011 annual meeting of shareholders, filed with the SEC on April 18, 2011. The Proxy Statement will provide additional information about participants in the solicitation of proxies from the shareholders of the Company and PBB.

Forward-Looking Statements

This report includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and are subject to the safe harbors created by that Act.  Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.” Forward-looking statements describe future plans, strategies and expectations. Forward-looking statements are based on currently available information, expectations, assumptions, projections, and management’s judgment about Bank of Manhattan, PBB and the combined bank, the banking industry and general economic conditions.  These forward-looking statements are not guarantees of future performance, nor should they be relied upon as representing management’s views as of any subsequent date.  Future events are difficult to predict, and the expectations described above are necessarily subject to risk and uncertainty that may cause actual results to differ materially and adversely. You should not place undue reliance on these forward-looking statements.

Forward-looking statements involve significant risks and uncertainties and actual results may differ materially from those presented, either expressed or implied, in this press release.  Factors that might cause such differences include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the amount of the costs, fees, expenses and charges related to the proposed Merger; the ability of Bank of Manhattan, PBB and the combined bank to successfully execute their business plans and achieve their objectives; changes in general economic, real estate and financial market conditions, either nationally or locally in areas in which Bank of Manhattan, PBB or the combined bank conduct their operations; the continuation of historically low short-term interest rates; the results of regulatory examinations; new litigation or changes in existing litigation; future credit loss experience; increased competitive challenges and expanding product and pricing pressures among financial institutions; legislation or regulatory changes which adversely affect the operations or business of Bank of Manhattan, PBB or the combined bank; loss of key personnel; changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies; and the ability to satisfy requirements related to the Sarbanes-Oxley Act and other regulation on internal control.

Item 8.01                                             Other Events.

On November 22, 2011, the Company, Bank of Manhattan and PBB issued a joint press release announcing that they had entered into the Merger Agreement, pursuant to which PBB will merge with and into Bank of Manhattan, with Bank of Manhattan as the surviving institution.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The description of the Merger Agreement contained in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 8.01.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description
2.1

Agreement and Plan of Merger and Reorganization, dated as of November 21, 2011, among Carpenter Fund Manager GP, LLC, Manhattan Bancorp, Bank of Manhattan, N.A., CGB Holdings, Inc. and Professional Business Bank.

10.1

First Amendment to Credit Agreement, dated as of November 21, 2011, among Manhattan Bancorp, the lenders party thereto and Carpenter Fund Management Company, LLC, as administrative agent for the Lenders.

99.1	Press Release dated November 22, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANHATTAN BANCORP
(Registrant)

November 23, 2011	By:	/s/ Brian E. Côté
Brian E. Côté
Executive Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
2.1

Agreement and Plan of Merger and Reorganization, dated as of November 21, 2011, among Carpenter Fund Manager GP, LLC, Manhattan Bancorp, Bank of Manhattan, N.A., CGB Holdings, Inc. and Professional Business Bank.

10.1

First Amendment to Credit Agreement, dated as of November 21, 2011, among Manhattan Bancorp, the lenders party thereto and Carpenter Fund Management Company, LLC, as administrative agent for the Lenders.

99.1	Press Release dated November 22, 2011.